UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 24, 2023

LUDUSON ENTERTAINMENT

LUDUSON G INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55930	82-3184409
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17/F, 80 Gloucester Road Wanchai, Hong Kong

(Address of principal executive offices)

(Registrant’s Telephone Number)      +852 2818 7199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common	LDSN	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 24, 2023, the Board of Directors (the “Board”) of Luduson G Inc., a Delaware Corporation (the “Company”) approved a Share exchange Agreement (the “Arrangement”) to be entered between the Company and Ms Ho Chi WAN. Ms. Wan is the sole holder of Glamourous Group Holding Limited (“Glamourous Group”), a company incorporated in the United Kingdom of England and Wales.

Subject to the Arrangement, the Company has agreed to acquire all of the outstanding capital stock of Glamourous Group in exchange for shares of the Company’s common stock, par value $0.0001 (the “Common Stock”). Pursuant to the Arrangement, the Board agrees to increase the authorized capital to 1,000,000,000 shares, and authorize an aggregate of 320,000,000 shares of the Common Stock to acquire Glamourous Group. As directed by Ms. Ho Chi WAN, 320,000,000 shares are to be issued to Ms. Wan. Glamourous Group is a fairly new entity that has no historical operations.

Glamourous Group Holding Limited

GENERAL

The Sole Shareholder and Director of Glamourous Group, Ms. Ho Chi WAN , has about 20 years of experience in the entertainment industry. She built herself a strong connection with Hong Kong and Mainland artists, media companies, iconic movie directors and scriptwriters of the Hong Kong movie Golden Era, to the latest high-on-demand Mainland short movies, variety shows to beauty pageant organizers. Ms. Wan was awarded numerous distributorships in the past, including a few of the popular Chinese platforms, such as Bigolive - a live streaming platform and social networking app that allows users to broadcast and view live videos, similar to Tiktok, popular among youngsters of the Chinese community. All her connections and renewable distributorships will be put in the Group upcoming.

Glamourous Group principally engages in the business of building and fostering relationships between leading influencers and brands. Glamourous Group focus on identifying and partnering with top influencers across a range of industries and social media platforms, through partnering with movie studios and online ecosystems and production companies to promote their films through our influencer network, with the aim of eventually producing such movies in-house. Other businesses of Glamourous Group include influencer management, commercial film production and online ecosystem development. The target is to provide a unified entertainment universe for China market, Asia market and all overseas Chinese around the world.

The team of Glamourous Group consists of creators, experienced KOL managers, movie producers, directors, screenwriters, and a group of classic game developers, born in Hong Kong from 1970s to 1990s. The team has deep experience in game production and platform development. Glamourous Group is familiar with developing VR, AR and MR experiences for our valuable fans, as well as the trendiest online ecosystem solutions. The goal of Glamourous Group is to supercharge influencers through Influencer Content Centers, Cinema for movies and special content, Game Halls (including VR, AR, MR games), Comic and Animation Museum, Online Live Concert Stadium and Travel Sharing Center projects. The target of Glamourous Group is to build an online and offline ecosystem with great content. In addition, Glamourous plans to build a Movie Set Studio and a partner with well-known multimedia franchises to open Theme Parks in Penang, Malaysia. The Studio will have a Hong Kong Style Street environment and an ancient China Town area for our filming. It will also get profit from tourist visit and rent to other company for movie shooting. The theme park will include many attractions and games in collaboration with partnered live action or animated series for fans across the movie and animation sector. Through this operation, Glamourous will explore the animation market with a large number of fans around the world.

As of May 24, 2023, Glamourous Group executives had approximately 80 active customers in Hong Kong and Southern China, the majority of whom are Key Opinion Leaders producing multimedia content on various social media platforms. No one customer is expected to account for more than 10% of Glamourous Group’s upcoming revenues. In order to control its credit risks, Glamourous Group does not offer any credit terms to its customers other than a small number of clients who have long- established business relationships with the Company.

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INDUSTRY BACKGROUND

The entertainment industry in China has witnessed a remarkable surge in recent years, driven by the country's booming economy, increasing disposable income, and the growing demand for digital content consumption. In this thriving market, Glamourous emerges, akin to Netflix, but with a specific focus on catering to the Chinese audience.

Glamourous recognizes the unique cultural nuances and preferences of the Chinese market. It leverages its deep understanding of local tastes, traditions, and storytelling to curate a diverse library of content that resonates with Chinese viewers. This includes a wide range of TV dramas, movies, variety shows, and documentaries, both locally produced and licensed from international sources.

Glamourous operates in a highly competitive landscape, with other major players like iQIYI, Tencent Video, and Youku Tudou dominating the market. To differentiate itself, the Company emphasizes its commitment to high-quality content and premium viewing experiences. It collaborates with renowned Chinese directors, producers, and actors to create original productions that capture the attention and captivate the hearts of Chinese audiences.

Technology and innovation play a crucial role in the success of this entertainment company. It invests heavily in cutting-edge streaming technologies, adaptive video delivery, and personalized content recommendation systems. By leveraging artificial intelligence and big data analytics, the company tailors its content offerings to match individual viewer preferences, ensuring a highly personalized and engaging entertainment experience.

Glamourous also recognizes the significance of mobile platforms in the Chinese market. With a majority of Chinese consumers accessing content through smartphones, the company prioritizes mobile optimization, offering a seamless streaming experience on various devices and developing user-friendly mobile applications.

In addition to content streaming, the Company explores other revenue streams to maximize profitability. This may include advertising partnerships, brand collaborations, e-commerce integration, and content licensing deals with other platforms and broadcasters.

As the entertainment industry continues to evolve, Glamourous keeps a close eye on market trends, consumer behavior, and regulatory changes. It remains agile and adaptable, ready to seize opportunities and navigate challenges to maintain its position as a prominent player in the Chinese entertainment ecosystem.

RISK FACTOR

While an entertainment company catering to the Chinese market presents significant opportunities, it is essential to acknowledge and address the potential risks and challenges it may face. Some notable risk factors for Glamourous operating in the Chinese market include:

Regulatory Environment: The Chinese entertainment industry operates within a complex regulatory framework. Changes in government regulations and policies can impact content censorship, licensing requirements, and distribution channels. Adhering to evolving regulations while maintaining creative freedom and navigating potential uncertainties can be a challenge for the company.

Content Restrictions: The Chinese government enforces strict content regulations, including censorship of sensitive or politically sensitive topics. The company may face limitations on the types of content it can produce and distribute, potentially affecting creative expression and market appeal. Adapting to these content restrictions without compromising the quality and integrity of the entertainment offerings is crucial.

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Intense Competition: The Chinese entertainment market is highly competitive, with numerous local and international players vying for market share. Competitors with established brand recognition, large content libraries, and strong user bases may pose a challenge to the company's market penetration and audience acquisition efforts. Differentiating the company's offerings and effectively marketing its unique value proposition is vital to staying competitive.

Intellectual Property Protection: Intellectual property rights protection in China has been a concern for many industries, including entertainment. The company may face risks of copyright infringement, piracy, and unauthorized distribution of its content. Implementing robust measures to safeguard intellectual property and exploring legal avenues to enforce copyrights are crucial to protect the company's assets.

Cultural Sensitivity: The Chinese market has its distinct cultural values and preferences. The company must carefully consider and navigate cultural sensitivities to avoid any controversies or backlash that could impact its reputation and market standing. Adapting content to align with local cultural norms and values while maintaining a global appeal requires a nuanced approach.

Technological Infrastructure: While China boasts a robust internet infrastructure, disparities in network connectivity and quality across different regions may impact the seamless delivery of content. The company must ensure it can provide consistent and reliable streaming experiences to users across various devices and geographic locations.

Economic Factors: Economic fluctuations and changes in consumer spending patterns can affect the demand for entertainment services. Economic downturns or shifts in consumer preferences may impact the company's revenue streams, advertising budgets, and user acquisition efforts. Maintaining financial resilience and diversifying revenue sources can help mitigate these risks.

To mitigate these risk factors, the entertainment company should conduct thorough market research, establish strong relationships with local partners, maintain open communication with regulatory authorities, and implement robust risk management strategies. By staying agile, adaptive, and responsive to market dynamics, the company can navigate the challenges and capitalize on the opportunities presented by the Chinese entertainment market.

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As a result of the actions of the Resigning Officers (as defined in Item 8.01 "Other Events" in this Form 8-K), to protect the remaining shareholders’ interest, on May 24, 2023, the Company entered into the Arrangement to acquire Glamourous Group. Reference is made to the disclosure under Item 1 of this Current Report on Form 8-K. Glamourous Group is an entertainment company which mainly engages in the service of building and fostering relationships between leading influencers and brands, through identifying and partnering with top influencers across a range of industries and social media platforms. Glamourous Group is principally engaged in influencer management, commercial film production, and online ecosystem development company, with the target to provide a unified entertainment universe for Southeast Asian market and fans of the genre around the world.

ITEM 3.02 – UNREGISTERED SALE OF EQUITY SECURITIES.

On May 24, 2023, the Company agreed to issue an aggregate of 320,000,000 shares of the Company’s Common Stock to Ms. Wan to acquire Glamourous Group. The issuance of the shares was exempt from registration under the Securities Act of 1933 pursuant to Section 4(a)(2) thereof on the basis that the transaction did not involve a public offering. The shares are subject to restrictions on resale pursuant to Commission Rule 144 under the Securities Act.

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ITEM 5.01 – CHANGE IN CONTROL OF REGISTRANT.

As a result of the Arrangement, Ms. Ho Chi Wan is expected to hold an aggregate of 320,000,000 shares, or approximately 91.9% of the issued and outstanding shares of the Common Stock and 91.9% total voting power of all outstanding voting securities, resulting in a change of control of the Company.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Pursuant to the agreements described above, the Company appointed Ms. Ho Chi Wan as its Non-Executive Chairman and Director. In addition, Mr. Ka Leong Wong agreed to resign as director and Chief Executive Officer, and Mr. Lan Chan agreed to resign as director and Chief Financial Officer of the Company with immediate effect. Following the resignation of Mr. Wong and Mr. Chan, the Company appointed Mr. Man Fai Cheng as Director & Chief Executive Officer, Mr. Lap Yan Cheung as Director & Chief Operating Officer, and Mr. Eng Wah Kung as Chief Financial Officer of the Company. The Company thanks the outgoing directors for their service.

Mr. Man Fai Cheng, age 56, holds a Bachelor of Social Science degree from the University of Hong Kong. Mr. Fai is a film director, screenwriter and actor. He entered the Hong Kong film industry in 1995 as a scriptwriter and assistant director in the film “Ten Brothers”. After that, he was involved as a scriptwriter, assistant director and actor in several Stephen Chow movies, including “The King of Comedy”, “The Lucky Guys” and “The God of Cookery”. In 2020, he started to become a film director. His directed movies include “Dragon Battle”, “Swimsuit Queen” and “People Eater”, which will be released in 2023 and 2024.

Mr. Lap Yan Cheung, age 55, has over 32 years of experience in the game industry. In addition to the development of video and PC games, he is also experienced in the marketing, promotion and monetization of mobile and social games. He was the pixel character designer of the world-famous Tamagotchi. He collaborated with Japanese game publisher CAPCOM and mobile phone designer Nokia to release “Street Fighter WAP” game. In 2014, he continued to expand the value of game markets, as he took the mission of promoting e-sports in Southeast Asia as the Vice President of Asia-Pacific E-Sports Association on December 1, 2016.

Mr. Eng Wah Kung, aged 62, holds a First Class Diploma in Hotel Management from Les Roches, Switzerland. He was the General Manager with Hic Inn, Cambodia prior to joining the Company. Mr. Kung has been a general manager for several Southeast Asian hotel operations companies since year 2003, including Nha Trang Lodge, Vietnam and NCL Cambodia Pte Ltd. He has over 33 years in the senior general management position in the Meetings/Incentives/Convention/Exhibition industry. He is responsible for over-seeing the future MICE operations of the Company using his extensive skills, knowledge and experience. In fact, Mr. Kung has established good working relationships with the central governments and local authorities of Cambodia, Vietnam and Malaysia.

No family relationship exists between Messrs. Ho Chi Wan and any other appointed Directors or executive officers of the Company. In addition, there has been no transaction, nor is there any currently proposed transaction between Messrs. Ms. Wan and any other appointed Directors or executive officers of the Company that would require disclosure under Item 404(a) of Regulation S-K.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

As a result of the acquisition described in Item 1 above, on May 24, 2023, the Board approved a resolution to amend its Articles of Incorporation and increase the authorized share capital to one billion (1,000,000,000) shares of the Common Stock to facilitate the issuance of new stocks. The Company will file the Certificate of Amendment once all documentation is completed.

The Amended Articles of Incorporation were approved by the Board and recommended for submittal to the Company’s stockholders on June 5, 2023.

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ITEM 8.01 OTHER EVENTS.

RELATED PARTY TRANSACTIONS

On May 24th, 2023, prior to the closing of the Agreement, Mr. Ka Leong Wong, the predecessor director of the Company, purchased all unlisted investment in subsidiaries of the Company at the carrying value of $2,821 in cash.

ITEM 9.01 FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

EXHIBITS.

The following exhibits are filed with this Current Report on Form 8-K.

9.1	Share exchange Agreement, dated as of May 24, 2023, between Luduson G Inc. and Glamourous Group Holding Limited.

99.1	Directors' Resolution Appointing New Directors, dated as of May 25, 2023

99.2	Glamourous Group Holding Limited Audited Financial Statements for the years ended December 31, 2021 and December 31, 2022 (including Balance Sheets, Statement of Operations, Statement of Cash Flows, Statement of Changes in Shareholders’ Equity, and Notes to Financial Statements)

99.3	Luduson G Inc. Pro Forma Consolidated Financial Information for the year ended December 31, 2022 (including Balance Sheets, Statement of Operations and Notes to Financial Statements)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luduson G Inc.
Dated: May 30, 2023

	By:	/s/ Eng Wah Kung
Eng Wah Kung
Chief Executive Officer

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